EXHIBIT 4.1



  NUMBER                                                              SHARES
AESP                             AESP LOGO
                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK
                                          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                           CUSIP 007534  10  0


THIS CERTIFIES THAT


                                    SPECIMEN


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                       $.001 EACH OF THE COMMON STOCK OF


ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC. (hereinafter and on the reverse hereof called the "Corporation") transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of, and subject to, the provisions of the Corporation's Articles of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent.
  WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                                 CORPORATE SEAL
                                      1983
   /s/ ROMAN BRISKIN                FLORIDA                    /s/ SLAV STEIN
      TREASURER                                                  PRESIDENT

                                         [LANDSCAPED]

                                   COUNTERSIGNED:
                                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                 TRANSFER AGENT
                                   By


                                                   AUTHORIZED OFFICER

                               (SEE REVERSE SIDE)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT -  ___________ Custodian _____________
                        (Cust)              (Minor
                    under Uniform Gifts to Minors
                    Act _________________
                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OR ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED, _______________________________

                                      _________________________________________

                                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.


                                    SPECIMEN